UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 2, 2010 (November 2, 2010)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibits 99.1 and 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 2, 2010, SM Energy Company (the “Company”) issued a press release announcing its results of operations for the third quarter of 2010.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.  As indicated in the press release, the Company has scheduled a third quarter 2010 earnings teleconference call for November 3, 2010, at 8:00 a.m. (Mountain Time).  The teleconference call is publicly accessible, and the press release includes instructions as to when and how to access the teleconference and the location on the Company’s web site where the teleconference information will be available.

The press release also contains information about the Company’s operating cash flow, which is a “non-GAAP financial measure” under SEC rules.  The press release also presents information about the Company’s net cash provided by operating activities, which is the most directly comparable GAAP financial measure, and contains a reconciliation of operating cash flow to net cash provided by operating activities for the periods presented, a presentation of other cash flow information under GAAP, and a statement indicating why management believes that the presentation of operating cash flow provides useful information to investors.

The press release contains information about the Company’s adjusted net income, which is a “non-GAAP financial measure” under SEC rules.  The press release also presents information about the Company’s net income, which is the most directly comparable GAAP financial measure, and contains a reconciliation of adjusted net income to net income for the periods presented and a statement indicating why management believes that the presentation of adjusted net income provides useful information to investors.

Additionally, on November 2, 2010, the Company issued a separate press release providing an update of its operating activities and performance guidance for the remainder of 2010.  A copy of the press release is furnished as Exhibit 99.2 to this report and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are furnished as part of this report:
	Exhibit 99.1	Press release of SM Energy Company dated November 2, 2010, entitled SM Energy Reports Results for Third Quarter of 2010
	Exhibit 99.2	Press release of SM Energy Company dated November 2, 2010, entitled SM Energy Provides Operations Update on Key Programs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    SM ENERGY COMPANY

Date:	November 2, 2010	By:	/s/ MARK T. SOLOMON
Mark T. Solomon
Controller